Exhibit 10.15

Schedule of Omitted Documents

of CNL Lifestyle Properties, Inc.

Described below are lease agreements which have not been filed as exhibits to this registration statement pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibits 10.8 and 10.14 to this registration statement.

Canyon Springs Golf Club, San Antonio, Texas, Third Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income Canyon Springs, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

The Golf Club at Cinco Ranch, Katy, Texas, Third Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income Cinco Ranch, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

The Golf Club at Fossil Creek, Fort Worth, Texas, Fourth Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income Fossil Creek, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

Plantation Golf Club, Frisco, Texas, Third Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income Plantation, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

Clear Creek Golf Club, Houston, Texas, Second Amended and Restated Sub-Concession Agreement dated as of March 31, 2009 between CNL Income Clear Creek, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

Lake Park Golf Club, Lewisville, Texas, Third Amended and Restated Sub-Concession Agreement dated as of March 31, 2009 between CNL Income Lake Park, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

Mansfield National Golf Club, Mansfield, Texas, Third Amended and Restated Sublease Agreement dated as of March 31, 2009 between CNL Income Mansfield, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

Mesa Del Sol Golf Club, Yuma, Arizona, Second Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income Mesa Del Sol, LLC and Evergreen Alliance Golf Limited, L.P.

LakeRidge Country Club, Lubbock, Texas, Second Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income LakeRidge, LLC and Evergreen Alliance Golf Limited, L.P.

Royal Meadows Golf Club, Kansas City, Missouri, Second Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income Royal Meadows, LLC and Evergreen Alliance Golf Limited, L.P.

Painted Hills Golf Club, Kansas City, Missouri, Second Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income Painted Hills, LLC and Evergreen Alliance Golf Limited, L.P.

Fox Meadow Country Club, Medina, Ohio, Second Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income Fox Meadow, LLC and Evergreen Alliance Golf Limited, L.P.

Weymouth Country Club, Medina, Ohio, Second Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income Weymouth, LLC and Evergreen Alliance Golf Limited, L.P.

Signature of Solon Country Club, Solon, Ohio, Second Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income Signature of Solon, LLC and Evergreen Alliance Golf Limited, L.P.

Tatum Ranch Golf Club, Cave Creek, Arizona, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Arrowhead Golf Club, Littleton, Colorado, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL West Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Continental Golf Course, Scottsdale, Arizona Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Desert Lakes Golf Course, Bullhead City, Arizona, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Foothills Country Club, Phoenix, Arizona, Amended and Restated Lease Agreement dated as of March 31, 2009, between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Kokopelli Golf Club, Gilbert, Arizona, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Legend at Arrowhead, Glendale, Arizona, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

London Bridge Golf Club, Lake Havasu, Arizona, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Stonecreek Golf Club, Phoenix, Arizona, Amended and Restated Lease and Sublease Agreement dated as of March 31, 2009 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Superstition Springs Golf Club, Mesa, Arizona, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Eagle Brook Country Club, Geneva, Illinois, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL North Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Arrowhead Country Club, Glendale, Arizona, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Painted Desert Golf Club, Las Vegas, Nevada, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL West Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Mission Hills Country Club, Northbrook, Illinois, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL North Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Ruffled Feathers Golf Club, Lemont, Illinois, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL North Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Tamarack Country Club, Naperville, Illinois, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL North Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Majestic Oaks Golf Club, Ham Lake, Minnesota, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL North Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Deer Creek Golf Club, Overland Park, Kansas, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL West Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Tallgrass Country Club, Wichita, Kansas, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL Midwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Meadowbrook Golf & Country Club, Tulsa, Oklahoma, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL Midwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Hunt Valley Golf Club, Phoenix, Maryland, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL Mideast Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

David L. Baker Memorial Golf Course, Fountain Valley, California, Amended and Restated Sub-Concession Agreement dated as of March 31, 2009 between CNL Income EAGL Leasehold Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Shandin Hills Golf Course, San Bernardino, California, Amended and Restated Sublease Agreement dated as of March 31, 2009 between CNL Income EAGL Leasehold Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

The Norman K. Probstein Community Golf Courses and Youth Learning Center in Forest Park, St. Louis, Missouri, Amended and Restated Sublease Agreement dated as of March 31, 2009 between CNL Income EAGL Leasehold Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Micke Grove Golf Course, Lodi, California, Amended and Restated Sub-Sublease Agreement dated as of March 31, 2009 between CNL Income EAGL Leasehold Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Meadowlark Golf Course, Huntington Beach, California, Amended and Restated Sub-Sublease Agreement dated as of March 31, 2009 between CNL Income EAGL Meadowlark, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Las Vegas Municipal Golf Course, Las Vegas, Nevada, Amended and Restated Sub-Management Agreement dated as of March 31, 2009 between CNL Income EAGL Las Vegas, LLC and Evergreen Alliance Golf Limited, L.P.

Cowboys Golf Club, Grapevine, Texas, Amended and Restated Sub-Sublease Agreement dated as of March 31, 2009 between Grapevine Golf Club, L.P. and assigns, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Canyon Springs Golf Club, San Antonio, Texas, First Amendment to Third Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income Canyon Springs, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

The Golf Club at Cinco Ranch, Katy, Texas, First Amendment to Third Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income Cinco Ranch, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

The Golf Club at Fossil Creek, Fort Worth, Texas, First Amendment to Fourth Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income Fossil Creek, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

Plantation Golf Club, Frisco, Texas, First Amendment to Third Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income Plantation, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

Clear Creek Golf Club, Houston, Texas, First Amendment to Second Amended and Restated Sub-Concession Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income Clear Creek, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

Lake Park Golf Club, Lewisville, Texas, First Amendment to Third Amended and Restated Sub-Concession Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income Lake Park, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

Mansfield National Golf Club, Mansfield, Texas, First Amendment to Third Amended and Restated Sublease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income Mansfield, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

Mesa Del Sol Golf Club, Yuma, Arizona, First Amendment to Second Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income Mesa Del Sol, LLC and Evergreen Alliance Golf Limited, L.P.

LakeRidge Country Club, Lubbock, Texas, First Amendment to Second Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income LakeRidge, LLC and Evergreen Alliance Golf Limited, L.P.

Royal Meadows Golf Club, Kansas City, Missouri, First Amendment to Second Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income Royal Meadows, LLC and Evergreen Alliance Golf Limited, L.P.

Painted Hills Golf Club, Kansas City, Missouri, First Amendment to Second Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income Painted Hills, LLC and Evergreen Alliance Golf Limited, L.P.

Fox Meadow Country Club, Medina, Ohio, First Amendment to Second Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income Fox Meadow, LLC and Evergreen Alliance Golf Limited, L.P.

Weymouth Country Club, Medina, Ohio, First Amendment to Second Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income Weymouth, LLC and Evergreen Alliance Golf Limited, L.P.

Signature of Solon Country Club, Solon, Ohio, First Amendment to Second Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income Signature of Solon, LLC and Evergreen Alliance Golf Limited, L.P.

Tatum Ranch Golf Club, Cave Creek, Arizona, First Amendment to Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Arrowhead Golf Club, Littleton, Colorado, First Amendment to Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL West Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Continental Golf Course, Scottsdale, Arizona First Amendment to Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Desert Lakes Golf Course, Bullhead City, Arizona, First Amendment to Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Foothills Country Club, Phoenix, Arizona, First Amendment to Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Kokopelli Golf Club, Gilbert, Arizona, First Amendment to Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Legend at Arrowhead, Glendale, Arizona, First Amendment to Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

London Bridge Golf Club, Lake Havasu, Arizona, First Amendment to Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Stonecreek Golf Club, Phoenix, Arizona, First Amendment to Amended and Restated Lease and Sublease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Superstition Springs Golf Club, Mesa, Arizona, First Amendment to Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Eagle Brook Country Club, Geneva, Illinois, First Amendment to Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL North Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Arrowhead Country Club, Glendale, Arizona, First Amendment to Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Painted Desert Golf Club, Las Vegas, Nevada, First Amendment to Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL West Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Mission Hills Country Club, Northbrook, Illinois, First Amendment to Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL North Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Ruffled Feathers Golf Club, Lemont, Illinois, First Amendment to Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL North Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Tamarack Country Club, Naperville, Illinois, First Amendment to Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL North Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Majestic Oaks Golf Club, Ham Lake, Minnesota, Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL North Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Deer Creek Golf Club, Overland Park, Kansas, First Amendment to Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL West Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Tallgrass Country Club, Wichita, Kansas, First Amendment to Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Midwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Meadowbrook Golf & Country Club, Tulsa, First Amendment to Oklahoma, Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Midwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Hunt Valley Golf Club, Phoenix, Maryland, First Amendment to Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Mideast Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

David L. Baker Memorial Golf Course, Fountain Valley, California, First Amendment to Amended and Restated Sub-Concession Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Leasehold Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Shandin Hills Golf Course, San Bernardino, California, First Amendment to Amended and Restated Sublease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Leasehold Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

The Norman K. Probstein Community Golf Courses and Youth Learning Center in Forest Park, St. Louis, Missouri, First Amendment to Amended and Restated Sublease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Leasehold Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Micke Grove Golf Course, Lodi, California, First Amendment to Amended and Restated Sub-Sublease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Leasehold Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Meadowlark Golf Course, Huntington Beach, California, First Amendment to Amended and Restated Sub-Sublease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Meadowlark, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Las Vegas Municipal Golf Course, Las Vegas, Nevada, First Amendment to Amended and Restated Sub-Management Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Las Vegas, LLC and Evergreen Alliance Golf Limited, L.P.

Cowboys Golf Club, Grapevine, Texas, First Amendment to Amended and Restated Sub-Sublease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between Grapevine Golf Club, L.P. and assigns, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Described below are loan agreements/mortgages which have not been filed as exhibits to this registration statement pursuant to Instruction 2 of Item 601 of Regulation S-K.

Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL West Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Arrowhead Golf Club, Littleton, Colorado).

Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Midwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Deer Creek Golf Club, Overland Park, Kansas).

Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL North Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Eagle Brook Country Club, Geneva, Illinois).

Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Mideast Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Hunt Valley Golf Club, Phoenix, Maryland).

Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Legend at Arrowhead Golf Resort, Glendale, Arizona).

Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL North Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Majestic Oaks Golf Club, Ham Lake, Minnesota).

Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL West Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Painted Desert Golf Club, Las Vegas, Nevada).

Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL North Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Ruffled Feathers Golf Club, Lemont, Illinois).

Fee and Leasehold Deed of Trust dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Stonecreek Golf Club, Phoenix, Arizona).

Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Midwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Tallgrass Country Club, Wichita, Kansas).

Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Tatum Ranch Golf Club, Cave Creek, Arizona).

Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Arrowhead Country Club, Glendale, Arizona).

Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Continental Golf Course, Scottsdale, Arizona).

Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Foothills Golf Club, Phoenix, Arizona).

Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Kokopelli Golf Club, Gilbert, Arizona).

Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, as Landlord, Borrower, to The Prudential Insurance Company of America, Lender (London Bridge Golf Course, Lake Havasu, Arizona).

Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Midwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Meadowbrook Golf & Country Club, Tulsa, Oklahoma).

Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Superstition Springs Golf Club, Mesa, Arizona).

Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL North Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Tamarack Golf Club Naperville, Illinois).

Described below are articles of incorporation, or instruments corresponding thereto, and any amendments, of the Registrant Guarantors which have not been filed as exhibits to this registration statement pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.10 to this registration statement.

CNL Income Bear Creek, LLC Certificate of Formation filed in Delaware August 10, 2006

CNL Income Beaver Creek Marina, LLC Certificate of Formation filed in Delaware October 27, 2006

CNL Income Brady Mountain Marina, LLC Certificate of Formation filed in Delaware August 15, 2007

CNL Income Brighton, LLC Certificate of Formation dated filed in Delaware October 3, 2006

CNL Income Burnside Marina, LLC Certificate of Formation filed in Delaware October 27, 2006

CNL Income Canyon Springs, LLC Certificate of Formation filed in Delaware October 26, 2006

CNL Income Cinco Ranch, LLC Certificate of Formation filed in Delaware October 26, 2006

CNL Income Clear Creek, LLC Certificate of Formation filed in Delaware October 26, 2006

CNL Income EAGL Las Vegas, LLC Certificate of Formation filed in Delaware November 1, 2007

CNL Income EAGL Leasehold Golf, LLC Certificate of Formation filed in Delaware November 1, 2007

CNL Income EAGL Meadowlark, LLC Certificate of Formation filed in Delaware November 1, 2007

CNL Income EAGL Mideast Golf, LLC Certificate of Formation filed in Delaware November 1, 2007

CNL Income EAGL Midwest Golf, LLC Certificate of Formation filed in Delaware November 1, 2007

CNL Income EAGL North Golf, LLC Certificate of Formation filed in Delaware November 1, 2007

CNL Income EAGL Southwest Golf, LLC Certificate of Formation filed in Delaware November 1, 2007

CNL Income EAGL West Golf, LLC Certificate of Formation filed in Delaware November 1, 2007

CNL Income Eagle Cove Marina, LLC Certificate of Formation filed in Delaware July 3, 2007

CNL Income Enchanted Village, LLC Certificate of Formation filed in Delaware January 18, 2007

CNL Income FEC Bakersfield, LLC Certificate of Formation filed in Delaware September 12, 2006

CNL Income FEC Charlotte, LLC Certificate of Formation filed in Delaware September 12, 2006

CNL Income FEC Knoxville, LLC Certificate of Formation filed in Delaware September 12, 2006

CNL Income FEC North Houston, LLC Certificate of Formation filed in Delaware September 12, 2006

CNL Income FEC Richland Hills, LLC Certificate of Formation filed in Delaware September 12, 2006

CNL Income FEC South Houston, LLC Certificate of Formation filed in Delaware September 12, 2006

CNL Income FEC Tampa, LLC Certificate of Formation filed in Delaware September 12, 2006

CNL Income FEC Tempe, LLC Certificate of Formation filed in Delaware September 12, 2006

CNL Income FEC Tucson, LLC Certificate of Formation filed in Delaware September 12, 2006

CNL Income Fossil Creek, LLC Certificate of Formation filed in Delaware October 26, 2006

CNL Income Fox Meadow, LLC Certificate of Formation filed in Delaware November 3, 2006

CNL Income Hawaiian Waters, LLC Certificate of Formation filed in Delaware February 4, 2009

CNL Income Holly Creek Marina, LLC Certificate of Formation filed in Delaware July 3, 2007

CNL Income Lake Park, LLC Certificate of Formation filed in Delaware October 26, 2006

CNL Income Lakefront Marina, LLC Certificate of Formation filed in Delaware October 27, 2006

CNL Income Lakeridge, LLC Certificate of Formation filed in Delaware November 3, 2006

CNL Income Loon Mountain, LLC Certificate of Formation filed in Delaware August 29, 2006

CNL Income Magic Spring, LLC Certificate of Formation filed in Delaware December 6, 2006

CNL Income Mansfield, LLC Certificate of Formation filed in Delaware October 26, 2006

CNL Income Mesa Del Sol, LLC Certificate of Formation filed in Delaware November 3, 2006

CNL Income Northstar Commercial, LLC Certificate of Formation filed in Delaware August 7, 2007

CNL Income Northstar, LLC Certificate of Formation filed in Delaware August 29, 2006

CNL Income Painted Hills, LLC Certificate of Formation filed in Delaware November 3, 2006

CNL Income Palmetto, LLC Certificate of Formation filed in Delaware October 19, 2006

CNL Income Pier 121 Marina, LLC Certificate of Formation filed in Delaware October 27, 2006

CNL Income Plantation, LLC Certificate of Formation filed in Delaware October 26, 2006

CNL Income Royal Meadows, LLC Certificate of Formation filed in Delaware November 3, 2006

CNL Income Sandusky Marina, LLC Certificate of Formation filed in Delaware October 27, 2006

CNL Income Sierra, LLC Certificate of Formation filed in Delaware August 29, 2006

CNL Income Signature of Solon, LLC Certificate of Formation filed in Delaware November 3, 2006

CNL Income Snoqualmie, LLC Certificate of Formation filed in Delaware August 29, 2006

CNL Income South Mountain, LLC Certificate of Formation filed in Delaware May 16, 2006

CNL Income Traditional Golf I, LLC Amendment to Certificate of Formation filed in Delaware February 4, 2008

CNL Income Traditional Golf I, LLC Certificate of Formation filed in Delaware July 22, 2005

CNL Income Weston Hills, LLC Certificate of Formation filed in Delaware August 31, 2006

CNL Income Weymouth, LLC Certificate of Formation filed in Delaware November 3, 2006

Described below are articles of incorporation, or instruments corresponding thereto, and any amendments, of the Registrant Guarantors which have not been filed as exhibits to this registration statement pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibits 3.13 and 3.14 to this registration statement.

CNL Beaver Creek Marina TRS Corp. Certificate of Incorporation filed in Delaware December 4, 2006

CNL Beaver Creek Marina TRS Corp. Certificate of Amendment to Certificate of Incorporation filed in Delaware April 5, 2011

CNL Burnside Marina TRS Corp. Certificate of Incorporation filed in Delaware December 4, 2006

CNL Burnside Marina TRS Corp. Certificate of Amendment to Certificate of Incorporation filed in Delaware April 5, 2011

CNL Income Brady Mountain Marina TRS Corp. Amended and Restated Certificate of Incorporation filed in Delaware March 5, 2010

CNL Income Brady Mountain Marina TRS Corp. Certificate of Amendment to Amended and Restated Certificate of Incorporation filed in Delaware April 5, 2011

CNL Income Brighton TRS Corp. Amended and Restated Certificate of Incorporation filed in Delaware March 21, 2007

CNL Income Brighton TRS Corp. Certificate of Amendment to Amended and Restated Certificate of Incorporation filed in Delaware April 5, 2011

CNL Income Eagle Cove Marina TRS Corp. Certificate of Incorporation filed in Delaware July 3, 2007

CNL Income Eagle Cove Marina TRS Corp. Certificate of Amendment to Certificate of Incorporation filed in Delaware April 4, 2011

CNL Income Enchanted Village TRS Corp. Certificate of Incorporation filed in Delaware January 19, 2007

CNL Income Enchanted Village TRS Corp. Certificate of Amendment to Certificate of Incorporation filed in Delaware April 5, 2011

CNL Income Hawaiian Waters TRS Corp. Certificate of Incorporation file in Delaware d February 4, 2009

CNL Income Hawaiian Waters TRS Corp. Certificate of Amendment to Certificate of Incorporation filed in Delaware April 5, 2011

CNL Income Holly Creek Marina TRS Corp. Amended and Restated Certificate of Incorporation filed in Delaware March 5, 2010

CNL Income Holly Creek Marina TRS Corp. Certificate of Amendment to Amended and Restated Certificate of Incorporation filed in Delaware April 5, 2011

CNL Income Loon Mountain TRS Corp Amended and Restated Certificate of Incorporation filed in Delaware March 22, 2007

CNL Income Loon Mountain TRS Corp Certificate of Amendment to Amended and Restated Certificate of Incorporation filed in Delaware April 5, 2011

CNL Income Magic Spring TRS Corp. Certificate of Incorporation filed in Delaware December 7, 2006

CNL Income Magic Spring TRS Corp. Certificate of Amendment to Certificate of Incorporation filed in Delaware April 4, 2011

CNL Income Sierra TRS Corp. Amended and Restated Certificate of Incorporation filed in Delaware March 21, 2007

CNL Income Sierra TRS Corp. Certificate of Amendment to Amended and Restated Certificate of Incorporation filed April 5, 2011

CNL Income Snoqualmie TRS Corp. Amended and Restated Certificate of Incorporation filed in Delaware March 22, 2007

CNL Income Snoqualmie TRS Corp. Certificate of Amendment to Amended and Restated Certificate of Incorporation filed in Delaware April 5, 2011

CNL Lakefront Marina TRS Corp Certificate of Incorporation filed in Delaware December 4, 2006

CNL Lakefront Marina TRS Corp Certificate of Amendment to Certificate of Incorporation filed in Delaware April 5, 2011

CNL Pier 121 Marina TRS Corp Amended and Restated Certificate of Incorporation filed in Delaware March 5, 2010

CNL Pier 121 Marina TRS Corp Certificate of Amendment to Amended and Restated Certificate of Incorporation filed in Delaware April 5, 2011

CNL Sandusky Marina TRS Corp Certificate of Incorporation filed in Delaware December 4, 2006

CNL Sandusky Marina TRS Corp Certificate of Amendment to Certificate of Incorporation filed in Delaware April 5, 2011

CNL Lakefront Marina TRS Corp Certificate of Incorporation filed in Delaware December 4, 2006

CNL Lakefront Marina TRS Corp Certificate of Amendment to Certificate of Incorporation filed in Delaware April 5, 2011

Described below are articles of incorporation, or instruments corresponding thereto, and any amendments, of the Registrant Guarantors which have not been filed as exhibits to this registration statement pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.18 to this registration statement.

CNL Income Colony, LP Certificate of Limited Partnership filed in Delaware April 19, 2006

CNL Income Garland, LP Certificate of Limited Partnership filed in Delaware April 19, 2006

Described below are bylaws, or instruments corresponding thereto, and any amendments, of the registrant guarantor entities which have not been filed as exhibits to this registration pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibits 3.11 and 3.12 to this registration statement.

CNL Income Bear Creek, LLC Limited Liability Company Agreement effective August 10, 2006

CNL Income Bear Creek, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income Beaver Creek Marina, LLC Limited Liability Company Agreement effective October 27, 2006

CNL Income Beaver Creek Marina, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income Brady Mountain Marina, LLC Amended and Restated Limited Liability Company Agreement effective August 15, 2007

CNL Income Brady Mountain Marina, LLC First Amendment to Amended and Restated Limited Liability Company Agreement effective April 5, 2011

CNL Income Brighton, LLC Amended and Restated Limited Liability Company Agreement effective March 21, 2007

CNL Income Brighton, LLC First Amendment to Amended and Restated Limited Liability Company Agreement effective April 5, 2011

CNL Income Burnside Marina, LLC Limited Liability Company Agreement effective October 27, 2006

CNL Income Burnside Marina, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income Canyon Springs, LLC Limited Liability Company Agreement effective October 26, 2006

CNL Income Canyon Springs, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income Cinco Ranch, LLC Limited Liability Company Agreement effective October 26, 2006

CNL Income Cinco Ranch, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income Clear Creek, LLC Limited Liability Company Agreement effective October 26, 2006

CNL Income Clear Creek, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income EAGL Las Vegas, LLC Limited Liability Company Agreement effective November 1, 2007

CNL Income EAGL Las Vegas, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income EAGL Leasehold Golf, LLC Limited Liability Company Agreement effective November 1, 2007

CNL Income EAGL Leasehold Golf, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income EAGL Meadowlark, LLC Limited Liability Company Agreement effective November 1, 2007

CNL Income EAGL Meadowlark, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income EAGL Mideast Golf, LLC Amended and Restated Limited Liability Company Agreement effective November 1, 2007

CNL Income EAGL Mideast Golf, LLC First Amendment to Amended and Restated Limited Liability Company Agreement effective April 5, 2011

CNL Income EAGL Midwest Golf, LLC Amended and Restated Limited Liability Company Agreement effective November 1, 2007

CNL Income EAGL Midwest Golf, LLC First Amendment to Amended and Restated Limited Liability Company Agreement effective April 5, 2011

CNL Income EAGL North Golf, LLC Amended and Restated Limited Liability Company Agreement effective November 1, 2007

CNL Income EAGL North Golf, LLC First Amendment to Amended and Restated Limited Liability Company Agreement effective April 5, 2011

CNL Income EAGL Southwest Golf, LLC Amended and Restated Limited Liability Company Agreement effective November 1, 2007

CNL Income EAGL Southwest Golf, LLC First Amendment to Amended and Restated Limited Liability Company Agreement effective April 5, 2011

CNL Income EAGL West Golf, LLC Amended and Restated Limited Liability Company Agreement effective November 1, 2007

CNL Income EAGL West Golf, LLC First Amendment to Amended and Restated Limited Liability Company Agreement effective April 5, 2011

CNL Income Eagle Cove Marina, LLC Limited Liability Company Agreement effective July 3, 2007

CNL Income Eagle Cove Marina, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income Enchanted Village, LLC Limited Liability Company Agreement effective January 18, 2007

CNL Income Enchanted Village, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income FEC Bakersfield, LLC Limited Liability Company Agreement effective September 12, 2006

CNL Income FEC Bakersfield, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income FEC Charlotte, LLC Limited Liability Company Agreement effective September 12, 2006

CNL Income FEC Charlotte, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income FEC Knoxville, LLC Limited Liability Company Agreement effective September 12, 2006

CNL Income FEC Knoxville, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income FEC North Houston, LLC Limited Liability Company Agreement effective September 12, 2006

CNL Income FEC North Houston, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income FEC Richland Hills, LLC Limited Liability Company Agreement effective September 12, 2006

CNL Income FEC Richland Hills, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income FEC South Houston, LLC Limited Liability Company Agreement effective September 12, 2006

CNL Income FEC South Houston, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income FEC Tampa, LLC Limited Liability Company Agreement effective September 12, 2006

CNL Income FEC Tampa, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income FEC Tempe, LLC Limited Liability Company Agreement effective September 12, 2006

CNL Income FEC Tempe, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income FEC Tucson, LLC Limited Liability Company Agreement effective September 12, 2006

CNL Income Fossil Creek, LLC Limited Liability Company Agreement effective October 26, 2006

CNL Income Fossil Creek, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income Fox Meadow, LLC Limited Liability Company Agreement effective November 3, 2006

CNL Income Fox Meadow, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income Hawaiian Waters, LLC Limited Liability Company Agreement effective February 4, 2009

CNL Income Hawaiian Waters, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income Holly Creek Marina, LLC Amended and Restated Limited Liability Company Agreement effective July 3, 2007

CNL Income Holly Creek Marina, LLC First Amendment to Amended and Restated Limited Liability Company Agreement effective April 5, 2011

CNL Income Lake Park, LLC Limited Liability Company Agreement effective October 26, 2006

CNL Income Lake Park, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income Lakefront Marina, LLC Limited Liability Company Agreement effective October 27, 2006

CNL Income Lakefront Marina, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income Lakeridge, LLC Limited Liability Company Agreement effective November 3, 2006

CNL Income Lakeridge, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income Loon Mountain, LLC Amended and Restated Limited Liability Company Agreement effective August 29, 2006

CNL Income Loon Mountain, LLC First Amendment to Amended and Restated Limited Liability Company Agreement effective April 5, 2011

CNL Income Magic Spring, LLC Limited Liability Company Agreement effective December 6, 2006

CNL Income Magic Spring, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income Mansfield, LLC Limited Liability Company Agreement effective October 26, 2006

CNL Income Mansfield, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income Mesa Del Sol, LLC Limited Liability Company Agreement effective November 3, 2006

CNL Income Mesa Del Sol, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income Northstar Commercial, LLC Limited Liability Company Agreement effective August 7, 2007

CNL Income Northstar Commercial, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income Northstar, LLC Limited Liability Company Agreement effective August 29, 2006

CNL Income Northstar, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income Painted Hills, LLC Limited Liability Company Agreement effective November 3, 2006

CNL Income Painted Hills, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income Palmetto, LLC Limited Liability Company Agreement effective October 19, 2006

CNL Income Palmetto, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income Pier 121 Marina, LLC Amended and Restated Limited Liability Company Agreement effective October 27, 2006

CNL Income Pier 121 Marina, LLC First Amendment to Amended and Restated Limited Liability Company Agreement effective April 5, 2011

CNL Income Plantation, LLC Limited Liability Company Agreement effective October 26, 2006

CNL Income Plantation, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income Royal Meadows, LLC Limited Liability Company Agreement effective November 3, 2006

CNL Income Royal Meadows, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income Sandusky Marina, LLC Limited Liability Company Agreement effective October 27, 2006

CNL Income Sandusky Marina, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income Sierra, LLC Amended and Restated Limited Liability Company Agreement effective March 21, 2007

CNL Income Sierra, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income Signature of Solon, LLC Limited Liability Company Agreement effective November 3, 2006

CNL Income Snoqualmie, LLC Amended and Restated Limited Liability Company Agreement effective March 21, 2007

CNL Income South Mountain, LLC Amended and Restated Limited Liability Company Agreement effective May 24, 2006

CNL Income Traditional Golf I, LLC Amended and Restated Limited Liability Company Agreement effective July 22, 2008

CNL Income Weston Hills, LLC Limited Liability Company Agreement effective August 31, 2006

CNL Income Weston Hills, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

CNL Income Weymouth, LLC Limited Liability Company Agreement effective November 3, 2006

CNL Income Weymouth, LLC First Amendment to Limited Liability Company Agreement effective April 5, 2011

Described below are bylaws, or instruments corresponding thereto, and any amendments, of the registrant guarantor entities which have not been filed as exhibits to this registration pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.15 to this registration statement.

CNL Beaver Creek Marina TRS Corp. Bylaws effective December 4, 2006

CNL Burnside Marina TRS Corp. Bylaws effective April 5, 2011

CNL Income Brady Mountain Marina TRS Corp. Bylaws effective March 5, 2010

CNL Income Brighton TRS Corp. Bylaws effective March 21, 2007

CNL Income Eagle Cove Marina TRS Corp. Bylaws effective July 3, 2007

CNL Income Enchanted Village TRS Corp. Bylaws effective January 19, 2007

CNL Income Hawaiian Waters TRS Corp. Bylaws effective February 4, 2009

CNL Income Holly Creek Marina TRS Corp. Bylaws effective March 5, 2010

CNL Income Loon Mountain TRS Corp Bylaws effective March 22, 2007

CNL Income Magic Spring TRS Corp. Bylaws effective December 7, 2006

CNL Income Sierra TRS Corp. Bylaws effective March 21, 2007

CNL Income Snoqualmie TRS Corp. Bylaws effective September 27, 2006

CNL Lakefront Marina TRS Corp Bylaws effective December 4, 2006

CNL Pier 121 Marina TRS Corp Bylaws effective March 5, 2010

CNL Sandusky Marina TRS Corp Bylaws effective December 4, 2006

CNL Lakefront Marina TRS Corp Bylaws effective December 4, 2006

Described below are bylaws, or instruments corresponding thereto, and any amendments, of the registrant guarantor entities which have not been filed as exhibits to this registration pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibits 3.19 and 3.20 to this registration statement.

CNL Income Colony, LP Limited Partnership Agreement effective April 19, 2006

CNL Income Colony, LP First Amendment to Limited Partnership Agreement effective April 5, 2011

CNL Income Garland, LP Limited Partnership Agreement effective April 19, 2006

CNL Income Garland, LP First Amendment to Limited Partnership Agreement effective April 5, 2011